UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2024

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Note Conversion Agreements

On September 12, 2024, ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”) entered into (A) a Note Conversion Agreement with Arumilli LLC, a Delaware limited liability company (“Arumilli”), pursuant to which Arumilli converted $2,652,250 of principal and accrued but unpaid interest on certain promissory notes issued by the Company to Arumilli into 1,326,125 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $2.00 per share (the “Conversion Price”) and (B) a Note Conversion Agreement with SriSid LLC, a Delaware limited liability company (“SriSid”), pursuant to which SriSid converted $4,867,100 of principal and accrued but unpaid interest on certain promissory notes issued by the Company to SriSid into 2,443,550 shares of Common Stock at the Conversion Price (together, the “Note Conversion Agreements”).

The foregoing description of the Note Conversion Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Conversion Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 relating to the issuance of shares of Common Stock pursuant to the Note Conversion Agreements is incorporated by reference herein in its entirety. All such shares were not registered under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, the securities described herein.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release issued in connection with the Note Conversion Agreements.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Note Conversion Agreement by and between the Company and Arumilli LLC, dated as of September 12, 2024
10.2	Note Conversion Agreement by and between the Company and SriSid LLC, dated as of September 12, 2024
99.1	Press Release dated September 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 17, 2024

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer